Fourth Quarter 2006 Investor Call

NASDAQ: HMSY

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-
looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2005.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,” “confident,” “anticipate,” “expected,” “strong,” “potential,” and similar expressions are intended to identify forward-looking statements, and the above described risk
s inherent therein.

Discussion Outline

Q4 2006 financial performance

State/Federal health coverage proposals

Managed care business

New business

2007 guidance

Q & A

FY06  vs. FY05

($ in thousands)

2006

2005

2006

2005

33,621

$

17,228

$

87,940

$

60,024

$

13,609

7,847

38,547

26,945

2,031

1,418

6,812

4,793

2,155

1,323

6,322

4,670

5,624

2,609

13,849

9,796

2,733

1,626

8,165

6,244

3,594

    -

6,420

    -

29,746

14,823

80,115

52,448

3,875

2,405

7,825

7,576

(657)

   -

(955)

   -

122

461

1,627

1,238

3,340

2,866

8,497

8,814

1,475

177

3,588

465

1,865

2,689

4,909

8,349

     -

    -

416

839

     -

          -

     -

(1,161)

     -

          -

416

(322)

1,865

$

2,689

$

5,325

$

8,027

$

Data processing

Direct project costs

Revenue

Year ended Dec 31,

Three months ended Dec 31,

Compensation

Cost of services:

Amortization of acquisition related

intangibles

Other operating costs

Occupancy

Operating income

Total cost of services

Income from continuing operations before

income taxes

Net interest income

Interest expense

Income from continuing operations

Income taxes

Loss on sale of DO

Income from operations

Discontinued operations:

Net income

Income (loss) from DO

Condensed Balance Sheets

($ in thousands)

December 31,

December 31,

2006

2005

                                                           Assets

Current assets:

Cash and cash equivalents and short-term investments

$

12,527

$

41,141

Accounts receivable, net

30,930

19,030

Prepaid expenses and other current assets

5,352

5,699

Total current assets

48,809

65,870

Property and equipment, net

9,924

7,534

Other non-current assets

98,510

14,197

Total assets

$

157,243

$

87,601

                                     Liabilities and Shareholders' Equity

Current liabilities:

Accounts payable, accrued expenses and other liabilities

$

14,285

$

12,315

Amounts due to PCG, Inc.

1,385

-

Current portion of long-term debt

7,875

-

Total current liabilities

23,545

12,315

Long-term debt

23,625

-

Other liabilities

3,166

2,517

Total long-term liabilities

26,791

2,517

Total Liabilities

$

50,336

$

14,832

Common stock

250

219

Capital in excess of par value

110,876

81,681

Retained earnings

5,231

266

Treasury stock

(9,397)

(9,397)

Other comprehensive loss

(53)

-

Total shareholders' equity

106,907

72,769

Total liabilities and shareholders' equity

$

157,243

$

87,601

Condensed Statements of Cash Flow

($ in thousands)

     $ 5,325

    $ 8,027

Net income

33,706

2,888

Net cash provided by (used in) financing
activities

(42,755)

   (18,670)

Net cash used in investing activities

17,519

7,069

Net cash provided by operating activities

    $ 3,641

9,196

3,158

(8,713)

Actual

12 months

ended

12/31/05

    $ 12,527

Cash / cash equivalents at end of period

  3,641

Cash / cash equivalents at beginning of period

    416

Net cash provided by discontinued operations

  8,470

Net increase (decrease) in cash and cash
equivalents

Actual

12 months
ended
12/31/06

$ in thousands

EBITDA

Net income

$

    1,865

$

    2,689

$

5,325

$

Interest expense (income)

       535

     (462)

(672)

Income taxes

    1,475

       177

3,588

Depreciation and amortization

    4,637

       596

9,657

    8,512

    3,000

17,898

Share based compensation expense

       639

      -

1,674

Adjusted EBITDA

$

    9,151

$

    3,000

$

19,572

$

  (1,238)

       465

2006

    8,027

     -

    9,574

    2,320

Earnings before interest, taxes,

depreciation and amortization (EBITDA)

    9,574

Reconciliation of net income to EBITDA

and adjusted EBITDA:

2005

2005

2006

Three Months Ended Dec. 31

Year Ended Dec. 31

State/Federal Health Coverage Proposals

Federal and State focus on children (SCHIP)

New uninsured coverage proposals from many states

State proposals characterized by

Medicaid extended to higher income levels

More employer-based coverage

    Bush Affordable Choices based on tax credits

Growth in Medicaid Managed Care

Source: Centers for Medicare & Medicaid Services

Managed Care Revenue Growth

New Business

State Medicaid

New York: extended through January 2008

Colorado TPL: re-awarded

SCHIP

Iowa hawk-i

Pennsylvania Insurance Dept.

Managed Care

Health Net of California

Humana Puerto Rico

AMERIGROUP: expansion to Tennessee and South Carolina

WellPoint: Anthem Health Plans of Virginia

2007 Guidance

Revenue and Adjusted EBITDA

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted EBITDA represents EBITDA adjusted for share based compensation expense.
EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes EBITDA and adjusted EBITDA information is useful to investors for these reasons.
Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted EBITDA to net income in this presentation.

NASDAQ: HMSY